EXHIBIT 21

Subsidiaries of Omnicare, Inc.

The following is a list of operational subsidiaries included in the consolidated financial statements of the Company  as of  December 31, 2011. Other non-operational subsidiaries which have been omitted from the list would not, when considered in the aggregate, constitute a significant subsidiary. Each of the companies is incorporated under the laws of the state following its name.

State of
	Doing Business As Name	Incorporation/
Legal Name	(if other than legal name)	Organization
3096479 Delaware Co. LLC		Delaware
Accu-Med Services of Washington LLC		Delaware
Accu-Med Services, LLC		Delaware
Accumed, Inc.		New Hampshire
ACS Acqco Corp		Delaware
Advanced Care Scrips, Inc.		Florida
Ambler Acquisition Company LLC		Delaware
AMC - New York, Inc.	Royal Care Holdings, Inc.	Delaware
AMC - Tennessee, Inc.	The Pharmacy, Stephens Drugs	Delaware
Anderson Medical Services, Inc.		Delaware
APS Acquisition, LLC		Delaware
APS Pharmacy Services, LLC		Pennsylvania
APS Summit Care Pharmacy, LLC		Delaware
Arlington Acquisition I, Inc.		Delaware
Arlington Clinical Home, LLC		Delaware
ASCO Healthcare of New England, LLC		Maryland
ASCO Healthcare of New England, Limited Partnership		Maryland
ASCO Healthcare, LLC		Maryland
Atlantic Medical Group, LLC		Maryland
Bach's Pharmacy East, LLC	fka Pompton Nursing Home Suppliers	Delaware
Bach's Pharmacy Services, LLC		Delaware
Badger Acquisition LLC		Delaware
Badger Acquisition of Brooksville LLC		Delaware
Badger Acquisition of Kentucky LLC		Delaware
Badger Acquisition of Minnesota LLC		Delaware
Badger Acquisition of Ohio LLC	Omnicare Health Network	Delaware
Badger Acquisition of Orlando LLC	Home Care Pharmacy of Florida	Delaware
Badger Acquisition of Tampa LLC	Bay Pharmacy	Delaware
Badger Acquisition of Texas LLC		Delaware
Best Care LTC Acquisition Company LLC		Delaware
BPNY Acquisition Corp.	Brookside Park Pharmacy	Delaware
BPTX Acquisition Corp.	Brookside Park Pharmacy of Texas	Delaware
Campo's Medical Pharmacy, Inc.		Louisiana
Capitol Home Infusion, Inc.		Virginia
Care Card, Inc.		Maryland
Care Pharmaceutical Services, LP		Delaware
Care4 LP		Delaware
CCRx Holdings, LLC		Delaware
CCRx of Florida, LLC		Delaware
CCRx of Florida Holdings, LLC		Delaware

State of
	Doing Business As Name	Incorporation/
Legal Name	(if other than legal name)	Organization
CCRx of Illinois, LLC		Delaware
CCRx of Illinois Holdings, LLC		Delaware
CCRx of New York, LLC		Delaware
CCRx of New York Holdings, LLC		Delaware
CCRx of North Carolina, LLC		Delaware
CCRx of North Carolina Holdings, LLC		Delaware
CHP Acquisition Corp.	Cherry Hill Pharmacy	Delaware
CIC Services LLC		Delaware
CIP Acquisition Corp.	Carter's Institutional Pharmacy	Delaware
Compass Health Services, LLC		West Virginia
Compscript - Boca, LLC		Florida
Compscript - Mobile, Inc.		Delaware
Compscript, LLC		Florida
Concord Pharmacy Services, Inc.		Pennsylvania
Continuing Care Rx, LLC		Pennsylvania
CP Acquisition Corp.	Central Pharmacy	Oklahoma
CP Services LLC		Delaware
CPS Acquisition Company LLC		Delaware
CSR, Inc.		Kentucky
CTLP Acquisition LLC	Care Tech	Delaware
D & R Pharmaceutical Services, LLC		Kentucky
Delco Apothecary, Inc.		Pennsylvania
Dixon Pharmacy LLC		Illinois
DP Services LLC		Delaware
Encare of Massachusetts, LLC		Delaware
Enloe Drugs, LLC		Delaware
Evergreen Pharmaceutical of California, Inc.	fka PIP Acquisition, West Val Premiere	California
Evergreen Pharmaceutical, LLC		Washington
excelleRx, Inc.		Delaware
GAP Acquisition Company, LLC		Delaware
Geneva Sub, Inc.		Delaware
Heartland Healthcare Services LLC		Ohio
Heartland Pharmacy of Illinois LLC		Ohio
Heartland Pharmacy of Pennsylvania, LLC		Ohio
Highland Wholesale, LLC		Ohio
HMIS, Inc.		Delaware
Home Care Pharmacy, LLC		Delaware
Home Pharmacy Services, LLC		Missouri
Horizon Medical Equipment and Supply, Inc.		West Virginia
Hytree Pharmacy, Inc.		Ohio
In-House Pharmacies, Inc.		California
Institutional Health Care Services, LLC		New Jersey
Interlock Pharmacy Systems, LLC		Missouri
JHC Acquisition LLC	Jacobs Health Care Systems	Delaware
Konsult, Inc.		Delaware
Langsam Health Services, LLC	Sequoia Health Services, Inc.	Delaware
Langsam Medical Products, Inc.		Delaware
LCPS Acquisition, LLC	Medilife Pharmacy	Delaware

State of
	Doing Business As Name	Incorporation/
Legal Name	(if other than legal name)	Organization
Lobos Acquisition, LLC		Delaware
Lobos Acquisition of Arizona, Inc.		Delaware
Lo-Med Prescription Services, LLC		Ohio
LPA Acquisition Company, LLC		Delaware
LPI Acquisition Corp.	Lipira Pharmacy	Delaware
Main Street Pharmacy L.L.C.		Maryland
Managed Healthcare, Inc.		Delaware
Management & Network Services, Inc.		Ohio
Management & Network Services L.L.C.		Ohio
Med World Acquisition Corp.		Delaware
Medical Arts Health Care, Inc.		Georgia
Medical Services Consortium, Inc.	Compscript - Miami	Florida
Medical Services Group, LLC		Maryland
MHHP Acquisition Company LLC		Delaware
MOSI Acquisition Corp.	Medical Outpatient Services	Delaware
National Care for Seniors LLC		Ohio
NCIA Acquisition Co, LLC		Delaware
NCS Healthcare of Arizona, Inc.		Ohio
NCS Healthcare of Arkansas, Inc.		Ohio
NCS Healthcare of Beachwood, LLC		Ohio
NCS Healthcare of Connecticut, Inc.		Connecticut
NCS Healthcare of Florida, Inc.		Ohio
NCS Healthcare of Illinois, LLC		Illinois
NCS Healthcare of Indiana, Inc.		Indiana
NCS Healthcare of Indiana, LLC		Delaware
NCS Healthcare of Iowa, LLC		Ohio
NCS Healthcare of Kansas, LLC		Ohio
NCS Healthcare of Kentucky, Inc.		Ohio
NCS Healthcare of Maryland, LLC		Ohio
NCS Healthcare of Massachusetts, Inc.		Ohio
NCS Healthcare of Michigan, Inc.		Ohio
NCS Healthcare of Minnesota, Inc.		Ohio
NCS Healthcare of Missouri, Inc.		Ohio
NCS Healthcare of Montana, Inc.		Ohio
NCS Healthcare of New Hampshire, Inc.		New Hampshire
NCS Healthcare of New Jersey, Inc.		New Jersey
NCS Healthcare of New Mexico, Inc.		Ohio
NCS Healthcare of North Carolina, Inc.		North Carolina
NCS Healthcare of Ohio, LLC		Ohio
NCS Healthcare of Oklahoma, Inc.		Oklahoma
NCS Healthcare of Oregon, Inc.		Ohio
NCS Healthcare of Pennsylvania, Inc.		Pennsylvania
NCS Healthcare of Rhode Island, LLC		Rhode Island
NCS Healthcare of South Carolina, Inc.		Ohio
NCS Healthcare of Tennessee, Inc.		Ohio
NCS Healthcare of Texas, Inc.		Ohio

State of
	Doing Business As Name	Incorporation/
Legal Name	(if other than legal name)	Organization
NCS Healthcare of Vermont, Inc.		Ohio
NCS Healthcare of Washington, Inc.		Ohio
NCS Healthcare of Wisconsin, LLC		Ohio
NCS Healthcare, LLC		Delaware
NCS of Illinois, Inc.		Ohio
NCS Services, Inc.		Ohio
NeighborCare - ORCA, LLC		Oregon
NeighborCare - TCI2, LLC		California
NeighborCare Holdings, Inc.		Delaware
NeighborCare Home Medical Equip, LLC		Pennsylvania
NeighborCare Home Medical Equip of Maryland LLC		Maryland
NeighborCare Infusion Services, Inc.		Delaware
NeighborCare of California, Inc.		California
NeighborCare of Indiana, LLC		Indiana
NeighborCare of New Hampshire, LLC		New Hampshire
NeighborCare of Northern California, Inc.		California
NeighborCare of Ohio, LLC		Ohio
NeighborCare of Oklahoma, Inc.		Oklahoma
NeighborCare of Virginia, LLC		Virginia
NeighborCare of Wisconsin, LLC		Wisconsin
NeighborCare Pharmacies, LLC		Maryland
NeighborCare Pharmacy of Oklahoma LLC		Oklahoma
NeighborCare Pharmacy of Virginia LLC		Virginia
NeighborCare Pharmacy Services, Inc.		Delaware
NeighborCare Repackaging, Inc.		Maryland
NeighborCare Services Corporation		Delaware
NeighborCare, Inc.		Pennsylvania
NeighborCare-Medisco, Inc.		California
NGC Acquisition Company LLC		Delaware
Nihan & Martin LLC		Delaware
NIV Acquisition LLC	Denman Pharmacy Services	Delaware
North Shore Pharmacy Services, LLC		Delaware
OCR Services Corporation		Delaware
OCR-RA Acquisition, LLC	Long Term Care Pharmacy	Delaware
OFL Corp.		Delaware
Omnibill Services LLC		Delaware
Omnicare Air Transport Services, Inc.		Delaware
Omnicare Canadian Holdings, Inc.		Delaware
Omnicare Distribution Center LLC	fka Heartland Repack Services LLC	Delaware
Omnicare ESC LLC		Delaware
Omnicare Extended Pharma Services, LLC		Delaware
Omnicare Headquarters LLC		Delaware
Omnicare Holding Company		Delaware
Omnicare Indiana Partnership Holding Co, LLC		Delaware
Omnicare Management Company		Delaware
Omnicare of Nevada LLC		Delaware

State of
	Doing Business As Name	Incorporation/
Legal Name	(if other than legal name)	Organization
Omnicare of New York, LLC		Delaware
Omnicare Pennsylvania Med Supply, LLC		Delaware
Omnicare Pharmacies of Maine Holding Company		Delaware
Omnicare Pharmacies of Pennsylvania East, LLC		Delaware
Omnicare Pharmacies of Pennsylvania West, LLC		Pennsylvania
Omnicare Pharmacies of the Great Plains Holding Company		Delaware
Omnicare Pharmacy and Supply Services, LLC		South Dakota
Omnicare Pharmacy of Colorado LLC		Delaware
Omnicare Pharmacy of Florida, LP		Delaware
Omnicare Pharmacy of Indiana, LLC		Delaware
Omnicare Pharmacy of Maine LLC		Delaware
Omnicare Pharmacy of Nebraska LLC		Delaware
Omnicare Pharmacy of North Carolina, LLC		Delaware
Omnicare Pharmacy of Pueblo, LLC		Delaware
Omnicare Pharmacy of South Dakota LLC		Delaware
Omnicare Pharmacy of Tennessee LLC		Delaware
Omnicare Pharmacy of Texas 1, LP		Delaware
Omnicare Pharmacy of Texas 2, LP		Delaware
Omnicare Pharmacy of the Midwest, LLC	fka Freed's	Delaware
Omnicare Property Management, LLC		Delaware
Omnicare Purchasing Company General Partner, Inc.		Delaware
Omnicare Purchasing Company Limited Partner, Inc.		Delaware
Omnicare Purchasing Company LP		Delaware
Omnicare Respiratory Services, LLC		Delaware
Omnicare Senior Health Outcomes, LLC		Delaware
Omnicare.com, Inc.		Delaware
PBM Holding Co.		Delaware
PBM Plus Mail Service Pharmacy, LLC		Delaware
PBM-Plus, Inc.		Wisconsin
PCC Acquisition Company, LLC		Delaware
PCI Acquisition, LLC		Delaware
Pharmacon Corp.		New York
Pharmacy Associates of Glens Falls, Inc.		New York
Pharmacy Consultants, Inc.		South Carolina
Pharmacy Holding # 1, LLC		Delaware
Pharmacy Holding # 2, LLC		Delaware
Pharmacy Services of Indiana, LLC		Indiana
Pharmasource Healthcare, Inc.		Georgia
Pharm-Corp of Maine LLC		Delaware
Pharmed Holdings, Inc.		Delaware
PMRP Acquisition Company, LLC		Delaware
PP Acquisition Company, LLC		Delaware
PPS Acquisition Company, LLC		Delaware
PPS-GBMC Joint Venture LLC		Maryland
PPS-St. Agnes Joint Venture, LLC		Maryland

State of
	Doing Business As Name	Incorporation/
Legal Name	(if other than legal name)	Organization
PRN Pharmaceutical Services, LP		Delaware
Professional Pharmacy Services, Inc.		Maryland
PSI Arkansas Acquisition LLC		Delaware
Rescot Systems Group, Inc.		Pennsylvania
Roeschen's Healthcare, LLC		Wisconsin
Royal Care of Michigan LLC		Delaware
RXC Acquisition Company		Delaware
SHC Acquisition Co. LLC	Synergy	Delaware
Shore Pharmaceutical Providers, Inc.		Delaware
Southside Apothecary, Inc.		New York
Specialized Home Infusion of Michigan LLC		Delaware
Specialized Patient Care Services, Inc.		Alabama
Specialized Pharmacy Services, LLC		Michigan
Specialty Carts, LLC		Ohio
Sterling Healthcare Services, Inc.		Delaware
Suburban Medical Services LLC		Pennsylvania
Sun Pharmacy Limited Liability Company		Ohio
Superior Care Pharmacy, Inc.		Delaware
TCPI Acquisition Corp.	Total Care Pharmacy	Delaware
The Medicine Centre, L.L.C.		Connecticut
THG Acquisition Corp.	Tandem Health Group	Delaware
Three Forks Apothecary, Inc.		Kentucky
UC Acquisition Corp.	UniCare, Inc.	Delaware
Uni-Care Health Services of Maine, Inc.		New Hampshire
Value Health Care Services, LLC		Delaware
Value Pharmacy, Inc.		Massachusetts
VAPS Acquisition Company, LLC		Delaware
Vital Care Infusions, Inc.		New York
Weber Medical Systems LLC		Delaware
Westhaven Services Co., LLC		Ohio
Williamson Drug Company, Incorporated		Virginia
Winslow's Pharmacy		New Jersey
ZS Acquisition Company LLC		Delaware

Country of
	Doing Business As Name	Incorporation/
Legal Name	(if other than legal name)	Organization

Foreign Entities		Country

3096480 Nova Scotia Company		Canada
42986 Ontario Limited	Medico Pharmacy	Canada
Omnicare Alberta LP		Canada